                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              NGAS RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

================================================================================

                              NGAS RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                            LEXINGTON, KENTUCKY 40509


                          ----------------------------
                                NOTICE OF ANNUAL
                             MEETING OF SHAREHOLDERS
                          ----------------------------

         An annual general meeting of shareholders of NGAS Resources, Inc. will be held at 2:00 p.m. (Vancouver, British Columbia time) on June 9, 2005 at 625 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 2T6, for the following purposes:

     1.  To fix the size of the board of directors.

     2.  To elect directors.

     3.  To ratify the appointment of auditors for 2005.

         Our board of directors has fixed the close of business on April 22, 2005 as the record date for determining shareholders entitled to vote at the meeting and any adjournment. A list of our shareholders as of the record date will be available for inspection at least ten days prior to the meeting during normal business hours at our offices in Lexington, Kentucky.

         If you were a registered holder of our common stock at the close of business on the record date, you are entitled to notice of the meeting and to vote on the matters to be acted on at the meeting. If any shareholder transfers shares after the record date and the transferee, at least 48 hours before the meeting, produces properly endorsed share certificates to our corporate secretary or transfer agent or otherwise establishes ownership of the shares, the transferee may vote the shares.

         You are cordially invited to attend the meeting in person. Your vote is important. If you do not plan to attend the meeting , please complete, sign and date the accompanying proxy card and return it before the meeting in the envelope provided. Proxies must be deposited with the office of our transfer agent, Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia V6C 2T6, by the second business day preceding the meeting or any adjournment. Your proxy may be revoked at any time before its exercise by giving a notice of revocation, by delivering a subsequent proxy card or by voting in person at the meeting.

Lexington, Kentucky                     By Order of the Board of Directors
April 28, 2005
                                        William S. Daugherty
                                        Chairman of the Board, President and
                                        Chief Executive Officer

================================================================================

================================================================================
                                TABLE OF CONTENTS
                                                                         PAGE
                                                                         ----
The Annual Meeting.....................................................    1
Proposal 1 - Fixing the Size of the Board..............................    2
Proposal 2 - Election of Directors.....................................    3
Proposal 3- Ratification of Auditors...................................    4
Price Range of Common Stock............................................    6
Management.............................................................    7
Security Ownership of Certain Beneficial Owners and
Related Shareholder Matters............................................   11
Certain Relationships and Related Transactions.........................   12
Other Matters..........................................................   13
Shareholder Proposals for 2006 Annual Meeting..........................   13

================================================================================

                              NGAS RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                            LEXINGTON, KENTUCKY 40509

                          ----------------------------
                                 PROXY STATEMENT
                          ----------------------------

                               THE ANNUAL MEETING

GENERAL

         This proxy statement is being furnished to our shareholders in connection with the solicitation of proxies by our board of directors for use at our annual general meeting to be held at 625 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 2T6120 , at 2:00 p.m. (Vancouver, British Columbia time) on June 9, 2005. The approximate date of mailing this proxy statement is April 29, 2005. Along with this proxy statement, we are also mailing a copy of our annual report for 2004 to holders of record of our common stock.

RECORD DATE

         The board has set the close of business on April 22, 2005 as the record date for the meeting. Registered holders of our common stock at the close of business on the record date or their transferees who produce proper evidence of ownership of the transferred shares at least 48 hours before the meeting will be entitled to vote at the meeting.

QUORUM AND VOTING REQUIREMENTS

         As of the record date, there were 15,990,971 shares of our common stock issued and outstanding, and no shares of our preferred stock were outstanding. Each share of common stock has the right to one vote on each matter that properly comes before the meeting. The presence, in person or by proxy, of holders of at least one-third of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. We will hold the meeting on the scheduled date as long as this quorum requirement is met. We will count your shares toward the quorum requirement as long as we receive your signed proxy card, even if you vote to abstain on the proposals or fail to vote.

         Approval of the proposals for fixing the size of our board and ratifying its selection of auditors require simple majority votes, and directors are elected by plurality votes. If your shares are held in "street name" by a broker, bank or other nominee, they should give you instructions for voting the shares. Usually, they will vote the shares on your behalf and at your direction. Your broker or other nominee may refrain from voting your shares held in its street name if you do not tell the nominee how to vote those shares. In that case, they will be treated as broker nonvotes. Any broker nonvotes will count for the quorum requirement but not for approval of the proposals.

SOLICITATION AND REVOCATION OF PROXIES

         To vote your shares at the meeting, you must attend the meeting or appoint a proxy to vote on your behalf by completing and mailing your proxy card. You will find a proxy card accompanying this proxy statement. For your proxy to be valid and used at the meeting, it must be received by our stock transfer agent, Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia V6C 2T6, by the second business day preceding the meeting or, if the meeting is adjourned or postponed, by the second business day preceding the adjourned or postponed meeting.

         All shares represented at the meeting by properly executed proxies will be voted in accordance with the instructions specified on the proxy card. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED BY THE NAMED PROXY HOLDER IN FAVOR OF EACH OF THE PROPOSALS. The accompanying proxy card, when properly signed, confers discretionary authority to the named proxy holder on any other matters that may properly be brought before the meeting. We are not aware that any matters to be presented at the meeting other than the proposals in this proxy statement. See "Other Matters."

         Each shareholder may vote in person or by proxy. To be valid, a proxy card must be signed by the shareholder or by the shareholder's attorney, duly authorized in writing. A shareholder who has given a proxy may revoke it at any time before its use by:

         o completing, signing, dating and delivering a new proxy no later than two business days before the meeting;

         o        personally attending the meeting and voting in person;

         o sending an instrument in writing signed by the shareholder or by his duly authorized attorney to Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia V6C 2T6, at least two business days before the date of the meeting; or

         o giving an instrument in writing signed by the shareholder or his duly authorized attorney to the chairman of the meeting on the day of the meeting or any adjournment.

PROXY MATERIALS

         Upon request, additional proxy materials will be furnished without cost to brokers and other nominees for forwarding to beneficial owners of shares held in their names. We will also honor requests from nominees and shareholders for additional copies of our annual report. Requests should be made in writing to NGAS Resources, Inc., Shareholder Services, 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509, or by calling us at (859)
 263-3948.

COST OF PROXY SOLICITATION

         The cost of preparing and mailing this proxy statement to our shareholders is estimated at approximately $125,000. In addition to the use of the mails for distribution of this proxy statement, proxies for the meeting may be solicited by our directors and officers, without additional compensation, by personal interview, telephone or otherwise.


                    PROPOSAL 1 - FIXING THE SIZE OF THE BOARD

GENERAL

         We are organized as a British Columbia corporation and are subject to the British Columbia Business Corporations Act (the "BCCA"). The BCCA requires the size of the board of directors of a British Columbia corporation to be fixed by general resolution at the annual meeting of the corporation's shareholders. Under the BCCA, the board can expand its size during the ensuring year by no more than one-third. In April 2004, our board added a new member, increasing the size of the board to four directors. See Proposal 2 - Election of Directors. The board expects to maintain its current size for the ensuring year, subject to the its authority under the BCCA to add one additional member prior to the next annual general meeting of shareholders.

VOTE REQUIRED

         Approval of the proposal to fix the size of the board of directors at four members for the ensuring year requires the affirmative vote by holders of a majority of our common shares voting on the proposal in person or by proxy. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO FIX THE SIZE OF THE BOARD AT FOUR DIRECTORS.


                       PROPOSAL 2 - ELECTION OF DIRECTORS

GENERAL

         The term of office for each of our incumbent directors expires at the 2005 annual general meeting. Each director elected at the meeting will hold office until the next annual general meeting of shareholders or until his successor is elected or appointed.

NOMINEES

         The following incumbent directors have been nominated for reelection at the meeting. A summary of their business experience and background is set forth below.

         WILLIAM S. DAUGHERTY, age 50, has served as the our President, Chief Executive Officer and member of our board of directors since September 1993, as well as our Chairman of the Board since 1995. He has also served as President of our operating subsidiary, Daugherty Petroleum, Inc. ("DPI"), since 1984. Mr. Daugherty currently serves as the Governor of Kentucky's Official Representative to the Interstate Oil and Gas Compact Commission and as a member of the Board of Directors of the Independent Petroleum Association of America. He is a past president of the Kentucky Oil and Gas Association and the Kentucky Independent Petroleum Producers Association. Mr. Daugherty holds a B.S. Degree from Berea College, Berea, Kentucky.

         JAMES K. KLYMAN, age 50, has served as a director of the Company since May 1992. For the past ten years, he has worked in various executive capacities with computer software firms specializing in digital media, computer and electronic arts. Mr. Klyman received a B.A. Degree from York University in Toronto, Canada.

         CHARLES L. COTTERELL, age 80, has served as a member of our board of directors since June 1994. Mr. Cotterell has been involved in the natural resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky, for over 40 years. He is a past Vice President of Konal Engineering Co., Ltd., a former director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co. and Dominion Power Press Equipment Co., Ltd., as well as the past President of Smith Press Automation Co., Ltd.

         THOMAS F MILLER, age 59, was appointed as a director of the Company in April 2004. In February 2003, he joined Rural Development and Finance Corporation, a provider of housing development and community loans in the border region of Texas and on Indian reservations in Montana, serving as Chief Operating Officer since December 2003. Prior to joining that firm, he served for two years, beginning in April 2001, as Senior Vice President of Low Income Investment Fund, a provider of investment capital for affordable housing and community facilities. From 1973 through 2001, Mr. Miller was engaged in various economic development, job creation and poverty reduction projects, initially with Kentucky Highland Investment Corporation, a development venture capital group focused in Appalachian Kentucky, where he served as President for ten years, followed by fifteen years of service with the Ford Foundation both in the United States and East Africa. Before entering project finance, Mr. Miller was employed by Arthur Andersen & Co. for five years, receiving his CPA certificate in 1972. He holds a B.A. Degree from Marietta College, Marietta, Ohio.

ADDITIONAL INFORMATION ABOUT THE BOARD

         Actions by the Board in 2004. During 2004, our board of directors took action, either at meetings or by consent, on a total of 15 occasions. No director attended or participated in fewer than 75% of those meetings or actions by consent.

         Independent Directors. As a listed issuer on the Nasdaq SmallCap Market, we are subject to the Marketplace Rules of the Nasdaq Stock Market, Inc. The Nasdaq Marketplace Rules require a majority of our board and each committee of our board to qualify as independent directors. Charles L. Cotterell, James K. Klyman and Thomas F. Miller comprise a majority of our board and each committee on which they serve. Each of Messrs. Cotterell, Klyman and Miller qualifies as an independent director under Nasdaq Marketplace Rule 4200(A)(15).

         Nominating Committee. The nominating committee of our board of directors is responsible for recommending nominees for election to the board by our shareholders and candidates to fill any vacancies on the board between annual meetings of shareholders. The committee is comprised of Charles L. Cotterell, James K. Klyman and William S. Daugherty. During 2004, the nominating committee held one meeting.

         Audit Committee. The audit committee of our board of directors is responsible for monitoring the Company's internal controls and financial reporting process. During 2004, the audit committee held five meetings. The committee is comprised of Charles L. Cotterell, James K. Klyman and Thomas F. Miller. Mr. Miller serves as audit committee financial expect. The board has determined that Mr. Miller meets the financial expert criteria adopted under the Securities Exchange Act of 1934 (the "Exchange Act") for financial accounting experience and expertise.

         Audit Committee Report. Prior to the filing of the annual report accompanying this proxy statement, the audit committee of our board of directors recommended to the board that our audited financial statements be included in the report for filing with the SEC. The committee's recommendation was based on its review and discussions with management and our independent auditors about the financial statements as well as our internal controls and financial reporting process. The committee also reviewed the written disclosures and letter from the auditors required by Independence Standards Board Standard No. 1, and its discussions with our auditors included the matters required to be covered under that Standard and by the Statement of Auditing Standards No. 61.

This report for the year ended December 31, 2004 has been approved by the following members of the audit committee:
                 CHARLES L. COTTERELL     JAMES K. KLYMAN     THOMAS F. MILLER

         Compensation Committee. The compensation committee of our board of directors is responsible for recommending compensation levels for officers of the Company. The committee is comprised of Charles L. Cotterell and James K. Klyman. During 2004, the compensation committee held seven meetings.

         Compensation of Directors. No cash fees were paid to our directors during 2004. In lieu of cash fees, each of our outside directors received common stock awards of 3,000 shares during 2004 with a market value of $11,340 on the date of issuance. Our directors also received options during 2004 to purchase 10,000 common shares at an exercise price $4.09 per share and, in the case of Messrs. Cotterell and Klyman, an additional 10,000 common shares at an exercise price $4.03 per share. We also reimburse our outside directors for the expenses they incur in attending meetings of the board or its committees.

VOTE REQUIRED

         Under the BCCA, the four nominees for directors receiving the greatest number of votes cast will be elected as directors. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES.

                      PROPOSAL 3- RATIFICATION OF AUDITORS

GENERAL

         Subject to ratification by our shareholders as required under the BCCA, our board of directors has appointed Kraft, Berger, Grill, Schwartz, Cohen & March, LLP ("Kraft Berger") as our auditors for 2005. Kraft Berger is a firm of chartered accountants based in Toronto, Ontario, and we are required by the BCCA to engage independent Canadian accountants to audit our financial statements. Kraft Berger has served as the Company's independent public accountants since 1992.

AUDIT FEES AND SERVICES

         The engagement of Kraft Berger for the audit of our consolidated financial statements for 2005 was approved by the audit committee of our board of directors, subject to ratification by our shareholders. The audit committee's approval covered audit fees and tax fees we will incur for these services from Kraft Berger for 2005. The following table shows the fees we were billed for professional services rendered Kraft Berger for each of the last two years. Kraft Berger did not provide any information technology or other products or services to us in the last two years, and we did not incur any fees for any of their products or services for those years except as listed below.

                                          YEAR ENDED DECEMBER 31,
                                        ---------------------------
                                           2004              2003
                                        ---------         ---------
              Audit fees(1)...........  $  59,681         $  49,628
              Audit related fees(2)...         --                --
              Tax fees(3).............      4,970             8,542

------------------

(1) Reflects professional fees billed for the audit of our consolidated financial statements and review of our quarterly condensed consolidated financial statements, but does not include additional fees of $56,800 for 2004 and $37,000 for 2003 billed by Hall, Kistler & Company LLP, certified public accountants, for audits of our United States operations.

(2) Reflects fees, if any, for assurance and consulting services related to the audit of our consolidated financial statements and reviews of our quarterly condensed consolidated financial statements.

(3) Reflects tax compliance fees for the preparation of Canadian tax returns and consulting fees for tax planning services.


PROCEDURES FOR APPROVAL OF AUDIT FEES AND SERVICES

         The engagement of Kraft Berger for the audit of our consolidated financial statements for 2004 was approved by the audit committee of our board of directors and ratified by our shareholders at the 2004 annual meeting. The audit committee's approval covered the audit fees and tax fees we incurred for these services from Kraft Berger for 2004. A copy of our Audit Committee Charter is available to anyone without charge upon written or oral request directed to our Corporate Secretary at NGAS Resources, Inc., 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509, telephone (859) 263-3948.

VOTE REQUIRED

         Ratification of Kraft Berger as our independent public accountants for 2005 requires the affirmative vote by holders of a majority of our common shares voting in person or by proxy at the meeting. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY ITS ENGAGEMENT OF KRAFT BERGER TO AUDIT OUR FINANCIAL STATEMENTS FOR 2005.

                         PRICE RANGE OF OUR COMMON STOCK

TRADING MARKET

         Our common stock trades on the Nasdaq SmallCap Market in the United States under the symbol "NGAS." There is no trading of the common stock in Canada. The following table sets forth, for the periods indicated, the range of high and low bid prices for the common stock and average daily trading volume as reported on the Nasdaq SmallCap Market. These quotations represent inter-dealer prices, without mark-ups or commissions, and they may not necessarily correspond to actual sales prices.

                                          BID PRICES
                                    ---------------------       AVERAGE DAILY
                                     HIGH           LOW            VOLUME
                                    ------         ------       -------------
                2003

                First quarter       $ 2.05         $ 0.99           31,510
                Second quarter        6.72           1.26          243,045
                Third quarter         5.49           3.55          213,821
                Fourth quarter        6.14           3.75          183,446

                2004

                First quarter       $ 7.00         $ 3.80          451,859
                Second quarter        6.94           4.53          336,765
                Third quarter         5.20           3.73          126,050
                Fourth quarter        5.90           4.32          143,852

                2005

                First quarter       $ 6.39         $ 4.17          249,765


SECURITY HOLDERS

         As of April 22, 2005, there were 2,573 holders of record of our common stock. We estimate there were approximately 5,000 beneficial owners of our common stock as of that date.

DIVIDEND POLICY

         We have never paid cash dividends on our common stock. Our current policy is to retain any future earnings to finance the acquisition and development of additional oil and gas reserves. Any future determination about the payment of dividends will be made at the discretion of our board of directors and will depend on our operating results, financial condition, capital requirements, restrictions in debt instruments, general business conditions and other factors the board of directors deems relevant.

                                   MANAGEMENT

EXECUTIVE OFFICERS

         The following table lists our executive officers, together with their ages as of the date of this proxy statement and their tenure with the Company.

                                                                                                     OFFICER OR
                                                                                                      DIRECTOR
     NAME                       AGE                         POSITION                                   SINCE
     ----                       ---                         --------                                 ----------
     William S. Daugherty.....  50          Chairman of the Board, President and
                                              Chief Executive Officer                                   1993
     D. Michael Wallen........  50          Vice President - Engineering and Secretary                  1995
     William G. Barr III......  55          Vice President - Acquisitions and Legal Affairs             2004
     Michael P. Windisch......  30          Chief Financial Officer                                     2002


         Information about Mr. Daugherty is provided above under the caption "Proposal 2 - Election of Directors." A summary of the business experience and background of our other executive officers is set forth below.

         D. Michael Wallen joined DPI in March 1995 as Vice President of Engineering and has served as a Vice President and Secretary of the Company since March 1997. For six years before joining DPI, he served as the Director of the Kentucky Division of Oil and Gas, prior to which he was employed by various operating companies in the Appalachian Basin as a well drilling and completion specialist and as a gas production engineer. Mr. Wallen recently served as President of the Kentucky Oil and Gas Association. ("KOGA"). He holds a B.S. Degree from Morehead State University, Morehead, Kentucky.

         William G. Barr III has served as the our Vice President - Acquisitions and Legal Affairs since 2004 and he has served in that position with DPI since 1993. He received a Juris Doctorate from the University of Kentucky in 1975. Mr. Barr has more than 25 years' experience in the corporate and legal sectors of the oil and gas industry, having served in senior management positions in oil and gas exploration and production companies and as an attorney with a significant natural resource law practice. Mr. Barr currently serves as Governing Member Trustee for the Energy & Mineral Law Foundation. He also serves on the Board of Directors of the KOGA and as Chairman of its Legislative committee. He was Vice President of KOGA from 1988 to 1992.

         Michael P. Windisch joined the Company in September 2003 as Chief Financial Officer. Prior to that time, he was employed by PricewaterhouseCoopers LLP, participating for five years in the firms' audit practice. Mr. Windisch is a member of the American Institute of Certified Public Accountants and the Kentucky Society of Certified Public Accountants. He holds a B.S. Degree from Miami University, Oxford, Ohio.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based on a review of reporting forms filed with the SEC to disclose changes in beneficial ownership of our common stock, none of our officers or directors failed to file any required reports on a timely basis during 2004.

CODE OF ETHICS

         In accordance with requirements under the Exchange Act, we have a written code of ethics that applies to our Chief Executive Officer, Chief Financial Officer and any other officer performing similar functions or functions of a chief accounting officer or controller. A copy of our code of ethics is available to anyone without charge upon written or oral request directed to our Corporate Secretary at NGAS Resources, Inc., 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509, telephone (859) 263-3948.

EXECUTIVE COMPENSATION

         The following table sets forth the total remuneration paid during the last three years to our executive officers who earned over $100,000 in any of those years. None of the named executive officers received perquisites with a value exceeding 10% of their salary and bonus during any of the last three years.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM COMPENSATION
                                                   ANNUAL COMPENSATION                 RESTRICTED    SECURITIES (#)
NAME AND                                ----------------------------------------          STOCK        UNDERLYING
PRINCIPAL POSITION           YEAR         SALARY           BONUS         OTHER(1)       AWARDS(2)    OPTION/SARS(3)
------------------          -----       ----------      ----------       -----        -----------    -----------
William S. Daugherty         2004....... $ 258,175      $  275,000      $  4,231         25,000         500,000
  President and CEO          2003.......   185,385          90,000         4,231        110,000         100,000
                             2002.......   144,616              --         3,890         20,000              --

D. Michael Wallen            2004.......   207,692         275,000         1,330         25,000         500,000
  Vice President and         2003.......   135,385          90,000         1,330        110,000         100,000
  Secretary                  2002.......   100,000              --         1,211         20,000              --

William G. Barr III          2004.......   180,960         275,000         2,582         25,000         500,000
  Vice President             2003.......   111,385          90,000         2,582         50,000         100,000
                             2002.......    76,000              --         2,131         75,000              --

Michael P. Windisch          2004.......    95,096          55,000            --         17,500         375,000
  Chief Financial Officer    2003.......    67,500          15,000            --         25,000          50,000
                             2002.......    15,777(4)           --            --             --              --

-----------------

(1) Represents assumed interest at a market rate of 4.75% per annum on unsecured, non-interest bearing loans. See "Certain Relationships and Related Transactions."

(2) Valued at (i) $4.48 per share for awards on December 20, 2004, (ii) $1.26 per share for awards of 60,000 shares to Messrs. Daugherty and Wallen on April 2, 2003 (iii) $1.02 per share for awards of 50,000 shares to Messrs. Daugherty, Wallen and Barr and 25,000 shares to Mr. Windisch on January 2, 2003 and (iv) $0.63 per share for awards in 2002.

(3)  Reflects grants on (i) August 30, 2004, exercisable at $4.09 per share,
     (ii) February 25, 2004, exercisable at $4.03 per share, and (iii) January 2, 2003, exercisable at $1.02 per share, subject in each case to vesting conditions.

(4) Reflects salary from September 23, 2002, when Mr. Windisch commenced employment.


STOCK AWARDS AND OPTIONS

         We maintain three stock plans for the benefit of our directors, officers, employees and, in the case of the second and third plans, certain consultants and advisors. The first plan, adopted in 1997, provides for the grant of options to purchase up to 600,000 common shares at prevailing market prices, vesting over a period of up to five years and expiring no later than six years from the date of grant. The second plan, adopted in 2001, provides for the grant of options to purchase up to 3,000,000 common shares at prevailing market prices, expiring no later than ten years from the date of grant. The third plan, adopted in 2003, provides for the grant of stock awards and stock options for an aggregate of up to 4,000,000 common shares. Stock awards may be subject to vesting conditions and trading restrictions specified at the time of grant. Option grants must be at prevailing market prices and may be subject to vesting requirements over a period of up to ten years from the date of grant.

         The following tables provides information about stock options granted to our named executive officers during 2004 and their exercise of any stock options during the year.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                           INDIVIDUAL GRANTS
                                  -----------------------------------------------------------------
                                    NUMBER OF        % OF TOTAL
                                   SECURITIES       OPTIONS/SARS        EXERCISE
                                   UNDERLYING        GRANTED TO          OR BASE
                                  OPTIONS/SARS      EMPLOYEES IN          PRICE          EXPIRATION
NAME                               GRANTED(1)        FISCAL YEAR         ($/SH)             DATE
----                              ------------      ------------       ----------       -----------
William S. Daugherty...........      150,000             7.6%            $ 4.03           02/25/09
                                     200,000            10.2               4.03           02/25/10
                                     150,000             7.6               4.09           08/30/09
D. Michael Wallen..............      150,000             7.6               4.03           02/25/09
                                     200,000            10.2               4.03           02/25/10
                                     150,000             7.6               4.09           08/30/09
William G. Barr III............      150,000             7.6               4.03           02/25/09
                                     200,000            10.2               4.03           02/25/10
                                     150,000             7.6               4.09           08/30/09
Michael P. Windisch............       75,000             3.8               4.03           02/25/09
                                     200,000            10.2               4.03           02/25/10
                                     100,000             5.1               4.09           08/30/09

---------------------

(1) Reflects (i) options granted in February 2004 and vesting 25% after one year, 50% after two years and 100% after three years from the grant date,
     (ii) options issued in February 2004 under long term incentive agreements and vesting five years from the grant date and (iii) options granted in August 2004 and vesting 50% after one year and 100% after two years from the grant date. See "Management Agreements" below.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                          NUMBER OF         VALUE OF
                                                                      SHARES UNDERLYING    UNEXERCISED
                                                                        UNEXERCISED       IN-THE-MONEY
                                                                         OPTIONS AT         OPTIONS AT
                                          ACQUIRED                      YEAR END (#)       YEAR END ($)
                                            UPON            VALUE       EXERCISABLE/       EXERCISABLE/
NAME                                      EXERCISE        REALIZED      UNEXERCISABLE     UNEXERCISABLE(1)
----                                      --------       ----------   -----------------   -------------
William S. Daugherty.....................    --             --             100,000         $  355,000
                                                                           500,000            261,000

D. Michael Wallen........................    --             --             100,000            355,000
                                                                           500,000            261,000

William G. Barr III......................    --             --             100,000            355,000
                                                                           500,000            261,000

Michael P. Windisch......................    --             --              45,000            159,750
                                                                           375,000            196,500

---------------------

(1) Based on the closing price of $4.57 for our common stock on the Nasdaq SmallCap Market on December 31, 2004.


MANAGEMENT AGREEMENTS

         General. During 2004, the Company entered into change of control agreements, long term incentive agreements and indemnification agreements with Messrs. Daugherty, Wallen, Barr and Windisch. The three types of agreement are summarized separately below.

         Change of Control Agreements. The change of control agreements entitle our named executive officers to severance benefits if their employment is terminated without cause or they resign for good reason following a change of control. For this purpose, a change of control is generally defined as the acquisition of 20% or more of our voting stock by any person or group, the sale or lease of all or substantially all our assets to any person other than a subsidiary or the reconstitution of our board of directors during any period of 12 consecutive months with individuals who were not directors at the beginning of that period or whose nomination was not approved by a majority of the directors in office at the beginning of that period. Cause is defined in the agreements as conviction of a felony of any nature or a misdemeanor involving embezzlement of corporate property. Good reason is generally defined as diminution of the officer's authority, reduction of his compensation or failure to grant salary increases at least substantially comparable with our other senior executives. The severance benefits amount to four times the officer's annual compensation, payable in a lump sum or installments at the officer's election.

         Long Term Incentive Agreements. The long term incentive agreements entitle our named executive officers to incentive awards if they continue to serve as executive officers of the Company until February 25, 2009 or until their employment is terminated without cause or they resign for good reason following a change of control. For this purpose, a change of control, a termination without cause or a resignation for good reason have the same definitions used in their change of control agreements described above. The long term incentive awards amount to a cash bonus of one times the officer's annual compensation, payable in a lump sum or installments at his election, and vesting of options issued to each officer under our 2001 stock option plan, covering 200,000 common shares at an exercise price of $4.03 per share, representing the closing price of our common stock on the date of the long term incentive agreements. See "Stock Options" above.

         Indemnification Agreements. The indemnification agreements entitle our named executive officers to advancement or reimbursement of their legal expenses, to the fullest extent permitted by law, if they are involved in litigation as a result of performing services for the Company or other enterprise at its request. The right to indemnification under the agreements is conditioned on the meeting a specified standard of care, generally requiring the officer to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

COMPENSATION COMMITTEE REPORT

         The Company's executive compensation reflects market levels of cash compensation, augmented with equity incentives designed to attract and retain qualified executives with interests, as co-owners, identical to those of our unaffiliated shareholders. The board's objective, reflected in recommendations by the compensation committee, is to match these compensation components with the achievements of the individual executives and their contributions to the annual performance and strategic advances of the Company. In this way, the committee believes that our compensation program enables us to balance the relationship between compensation and performance in the best interests of the shareholders.

         The compensation committee based its recommendations for 2004 compensation on the substantial growth achieved by the Company in the last two years across a broad range of performance scales. The committee considered that during 2003, we increased our production by 51% and our total revenues by 227% over the prior year, while adding 9,854 Mmcfe to our estimated proved reserves. To support our growth, we doubled our capital base during 2003, while earning $0.46 per weighted average basic share outstanding for the year. At the time of its deliberations, the committee also considered substantial additional strides already attained by the middle of 2004. These included pending initiatives that ultimately added 34,703 Mmcfe to our estimated proved reserves, both through accelerated drilling and strategic acquisitions covering approximately 90,000 acres near our core operating areas in the Appalachian Basin.

         The committee recommended that the board recognize the contributions by our executive officers with cash bonuses, stock awards and option grants to supplement their base salaries. Although equity based awards provide a means of reducing the Company's cash compensation expenses and increasing our executives' proprietary interests in the Company, they also involve adverse tax consequences for our executives. For that reason, the committee recommended greater reliance on cash bonuses in compensation packages for 2004. Our chief executive officer and other two senior officers each received a cash bonus of $275,000 in 2004, along with stock awards totaling 25,000 common shares and five-year options to purchase 300,000 common shares at exercise process ranging from $4.03 to $4.09 per share, reflecting the market price of our common stock at the time of the grants. See "Summary Compensation Table" and "Stock Awards and Options" above. The committee also recommended approval of the long term incentive management agreements entered with our named executive officers in February 2004. See "Management Agreements" above.

         The committee believes that the executive compensation policies implemented for 2004 through its recommendations serve the best interests of the Company's shareholders and the long range goals of the Company.

This report has been approved by the following members of the compensation committee:
                       JAMES K. KLYMAN           CHARLES L. COTTERELL


              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED SHAREHOLDER MATTERS

5% BENEFICIAL OWNERS AND MANAGEMENT OWNERSHIP

         The following table shows the amount of our common stock beneficially owned as of April 22, 2005 by each person known to beneficially own more than 5% of our common shares, each of our directors and named executive officer and the directors and named executive officers as a group. Each of our directors and named executive officers listed below has an address c/o NGAS Resources, Inc., 120 Prosperous Place, Suite 201, Lexington, KY 40509.

                                                              COMMON STOCK
                                                              BENEFICIALLY           PERCENTAGE
5% BENEFICIAL OWNER                                               OWNED               OF CLASS
-------------------                                           ------------           ----------
Wellington Management Company, LLP...........................  1,350,600(1)             8.45%
75 State Street, Boston, MA 02109

NAMED EXECUTIVE OFFICERS AND DIRECTOR
-------------------------------------
William S. Daugherty.........................................    704,807(2)             4.37%
D. Michael Wallen............................................    395,807(2)             2.45
William G. Barr III..........................................    217,356(2)             1.35
Michael P. Windisch..........................................    119,750(3)             0.75
Charles L. Cotterell.........................................     50,500(4)             0.32
James K. Klyman..............................................      2,500(4)             0.02
Thomas F. Miller.............................................      3,000                0.02
All named executive officers and directors
  as a group (7 persons).....................................  1,493,720(5)             9.07

---------------------
(1) Based on a Schedule 13G filed with the SEC under the Exchange Act, the reported shares are held of record by clients of Wellington Management Company, LLP, which may be may be deemed to beneficially own the shares in its capacity as investment adviser.

(2) Includes 137,500 shares issuable upon the exercise of vested stock options.

(3) Includes 63,750 shares issuable upon the exercise of vested stock options and 5,000 shares issuable upon conversion of 10% convertible notes due May 1, 2007.

(4) Includes 2,500 shares issuable upon the exercise of vested stock options.

(5) Includes 481,250 shares issuable upon the exercise of vested stock options and 5,000 shares issuable upon conversion of 10% convertible notes due May 1, 2007.

COMMON SHARES ISSUABLE UNDER PLANS OR ARRANGEMENTS

         The following table shows the amount of our common stock issuable as of December 31, 2004 under our equity compensation plans. For purposes of this table, equity compensation plans are broadly defined to include stock award and option plans, individual compensation arrangements and obligations under warrants or options issued in financing transactions and property acquisitions.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                      (C)
                                                    (A)                                         NUMBER OF SECURITIES
                                           NUMBER OF SECURITIES           (B)                REMAINING AVAILABLE
                                               TO BE ISSUED         WEIGHTED AVERAGE          FOR FUTURE ISSUANCE
                                             UPON EXERCISE OF       EXERCISE PRICE OF            UNDER EQUITY
                                               OUTSTANDING             OUTSTANDING            COMPENSATION PLANS
                                             OPTIONS, WARRANTS      OPTIONS, WARRANTS        (EXCLUDING SECURITIES
          PLAN CATEGORY                         AND RIGHTS             AND RIGHTS           REFLECTED IN COLUMN [A])
-------------------------------            --------------------     -----------------       ------------------------
Equity Compensation Plans
Approved by Shareholders(1).................     2,385,000               $  3.58                     3,660,311

Equity Compensation Plans
Not Approved by Shareholders(2).............     2,421,465                  4.96                            --
                                                ----------               -------                    ----------

   Total....................................     4,806,465               $  4.28                     3,660,311
                                                ==========               =======                    ==========

-------------------

(1) We have three equity compensation plans approved by our shareholders. Two are stock option plans and the third is a stock award and stock option plan for the benefit of our directors, officers, employees and, in the case of the second and third plans, certain of our consultants and advisors. See "Executive Compensation - Stock Awards and Options."
(2) These arrangements consist of warrants outstanding at December 31, 2004, issued to institutional investors and investment bankers in our convertible note and equity financings, unaffiliated consultants in consideration for various services and counterparties in property acquisitions in consideration for their interests in those properties.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As of December 31, 2004, current and former directors, officers and employees were indebted to the Company in the aggregate amount of $392,797. The following table shows the amount of the indebtedness from our named executive officers.

                                            INVOLVEMENT OF            LARGEST AMOUNT          AMOUNT OUTSTANDING AT
NAME AND PRINCIPAL POSITION              ISSUER OR SUBSIDIARY     OUTSTANDING IN 2004(1)     AT DECEMBER 31, 2004(1)
---------------------------             ----------------------    ----------------------     -----------------------
William S. Daugherty                            Lender                  $   205,559                   157,262
  Chairman, President and CEO

D. Michael Wallen                               Lender                      138,395                    90,659
  Vice President

William G. Barr III                             Lender                      164,760                   117,024
  Vice President


------------------

(1) Represents the unpaid balance of (i) five loans from 1998 through 2002, bearing interest at 6% per annum and secured by the named executive officers' interests in Drilling Programs, and (ii) non-interest bearing, unsecured loans made throughout the course of their employment. See "Executive Compensation - Summary Compensation Table."

                  SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         Any proposal that a shareholder wishes to present for consideration at our 2006 annual general meeting must be received by the Company at its principal executive offices no later than March 1, 2006. This date will provide sufficient time for consideration of the proposal for inclusion in our 2006 proxy materials.


                                  OTHER MATTERS

         The board of directors has approved this proxy statement and the accompany proxy card for solicitation of shareholder approval of the proposals presented in these materials at our 2005 annual general meeting. The board knows of no other matters to be presented at the meeting. If any additional matter should be presented properly, it is intended that proxies will be voted in accordance with the discretion of the named proxy holder.


Lexington, Kentucky                     By Order of the Board of Directors
April 28, 2005

                                        William S. Daugherty
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                  Form of Proxy

                       GENERAL MEETING OF SHAREHOLDERS OF

                              NGAS RESOURCES, INC.
                                (Name of Company)

TO BE HELD AT 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada V6C 2T6
                              (Location of Meeting)

ON Thursday;          June 9, 2005            AT 2:00 PM (Pacific Time)
   (Day of week)    (Month/day/Year)             (Time of Meeting)


The undersigned hereby appoints and directs William S. Daugherty (or, alternatively, the following nominee of the undersigned: _____________________) as proxy holder to vote the common shares held by the undersigned in NGAS Resources at its 2005 annual general meeting, and any adjournment, on the matters set forth, as follows:

This Proxy will be voted as specified. If no specification is made, it will be voted FOR the proposals and at the discretion of the proxy holder if any other business is properly brought before the meeting.

------------------------------------------------------------------------------







------------------------------------------------------------------------------

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)


--------------------------------------------------------------------------------------------------
                                                                 For     Against     Withhold
 1.    Fixing the size of the Board of Directors at four:
--------------------------------------------------------------------------------------------------
 2.    Election of Directors: Charles C. Cotterell,
       William S. Daugherty, James K. Klyman and
       Thomas F. Miller
--------------------------------------------------------------------------------------------------
 3.    Ratification of Auditors: Kraft, Berger, Grill,
       Schwartz, Cohen & March LLP
--------------------------------------------------------------------------------------------------
 4.
--------------------------------------------------------------------------------------------------
 5.
--------------------------------------------------------------------------------------------------
 6.
--------------------------------------------------------------------------------------------------
 7.
--------------------------------------------------------------------------------------------------
 8.
--------------------------------------------------------------------------------------------------
 9.
--------------------------------------------------------------------------------------------------
 10.
--------------------------------------------------------------------------------------------------
 11.
--------------------------------------------------------------------------------------------------
 12.
--------------------------------------------------------------------------------------------------
 13.
--------------------------------------------------------------------------------------------------
 14.
--------------------------------------------------------------------------------------------------
 15.
--------------------------------------------------------------------------------------------------
 16.
--------------------------------------------------------------------------------------------------
 17.
--------------------------------------------------------------------------------------------------
 18.
--------------------------------------------------------------------------------------------------
 19.
--------------------------------------------------------------------------------------------------
 20.
--------------------------------------------------------------------------------------------------
 21.
--------------------------------------------------------------------------------------------------
 22.
--------------------------------------------------------------------------------------------------

SHAREHOLDER SIGN HERE:
                       -------------------------------------------------------

DATE SIGNED:
             -----------------------------------------------------------------

                       THIS FORM MUST BE SIGNED AND DATED.
                     SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins. 5. A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following: (a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

     OR

     (b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of "PACIFIC CORPORATE TRUST COMPANY" no later than forty eight ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

   The mailing address of Pacific Corporate Trust Company is 625 Howe Street,
              10(th) Floor, Vancouver, British Columbia, V6C 3B8,
                      and its fax number is (604) 689-8144.

        IF A SHAREHOLDER I.D. AND SHAREHOLDER CODE APPEAR ON THE FACE OF
                         THIS PROXY IN THE ADDRESS BOX

          REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT
                       1-888-Tel-Vote (1-888-835-8683) OR

             INTERNET VOTING AT http://www.stocktronics.com/webvote

                             SHAREHOLDER INFORMATION


ANNUAL MEETING LOCATION
700 Standard Life Building
625 Howe Street, Suite 700
Vancouver, British Columbia
Canada V6C 2T6

CORPORATE OFFICES
NGAS Resources, Inc.
120 Prosperous Place, Suite 201
Lexington, Kentucky 40509
Tel:    (859) 263-3948
Fax:    (859) 263-4228
Email:  ngas@ngas.com
Web:    www.ngas.com
Hours:  8 a.m. - 5:30 p.m. (Eastern) Mon. - Fri.

TRANSFER AGENT AND REGISTRAR
Pacific Corporate Trust Company
625 Howe Street, 10th Floor
Vancouver, British Columbia
Canada V6C 2T6
Tel:    (604) 689-9853
Fax:    (604) 689-8144
Email:  pacific@pctc.com
Web:    www.pctc.com
Hours:  8 a.m. - 4:00 p.m. (Pacific) Mon. - Fri.

ANALYST INQUIRIES
Michael P. Windisch
NGAS Resources, Inc.
120 Prosperous Place, Suite 201
Lexington, Kentucky 40509
Tel:    (859) 263-3948
Fax:    (859) 263-4228
Email:  ngas@ngas.com



COMMON STOCK LISTING
Nasdaq SmallCap Market
Trading Symbol:     NGAS
Newspaper Listing:  NGAS

REGISTERED AND RECORDS OFFICE
Maitland & Company
700 Standard Life Building
625 Howe Street, Suite 700
Vancouver, British Columbia
Canada V6C 2T6
Tel:    (604) 681-7474
Fax:    (604) 681-3896

CANADIAN COUNSEL
Ronald Paton, Barrister & Solicitor
Maitland & Company
700 Standard Life Building
625 Howe Street, Suite 700
Vancouver, British Columbia
Canada V6C 2T6
Tel:    (604) 681-7474
Fax:    (604) 681-3896

U.S. COUNSEL
Stahl & Zelmanovitz
767 Third Avenue, 14th Floor
New York, New York 10017
Tel:    (212) 826-6363
Fax:    (212) 826-6402


                              SHAREHOLDER INQUIRIES
                           Shareholder Administration
                              NGAS Resources, Inc.
                         120 Prosperous Place, Suite 201
                          Lexington, Kentucky 40509 USA
                               Tel: (859) 263-3948
                               Fax: (859) 263-4228
                              Email: ngas@ngas.com
                                Web: www.ngas.com

                                     PROXY

                       GENERAL MEETING OF SHAREHOLDERS OF

                              NGAS RESOURCES, INC.
                                (Name of Company)

TO BE HELD AT 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada V6C 2T6
                              (Location of Meeting)

ON Thursday;          June 9, 2005            AT 2:00 PM (Pacific Time)
   (Day of week)    (Month/day/Year)             (Time of Meeting)


The undersigned hereby appoints and directs William S. Daugherty (or, alternatively, the following nominee of the undersigned: _____________________) as proxy holder to vote the common shares held by the undersigned in NGAS Resources at its 2005 annual general meeting, and any adjournment, on the matters set forth, as follows:

This Proxy will be voted as specified. If no specification is made, it will be voted FOR the proposals and at the discretion of the proxy holder if any other business is properly brought before the meeting.

------------------------------------------------------------------------------







------------------------------------------------------------------------------

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)


--------------------------------------------------------------------------------------------------
                                                                 For     Against     Withhold
 1.    Fixing the size of the Board of Directors at four:
--------------------------------------------------------------------------------------------------
 2.    Election of Directors: Charles C. Cotterell,
       William S. Daugherty, James K. Klyman and
       Thomas F. Miller
--------------------------------------------------------------------------------------------------
 3.    Ratification of Auditors: Kraft, Berger, Grill,
       Schwartz, Cohen & March LLP
--------------------------------------------------------------------------------------------------
 4.
--------------------------------------------------------------------------------------------------
 5.
--------------------------------------------------------------------------------------------------
 6.
--------------------------------------------------------------------------------------------------
 7.
--------------------------------------------------------------------------------------------------
 8.
--------------------------------------------------------------------------------------------------
 9.
--------------------------------------------------------------------------------------------------
 10.
--------------------------------------------------------------------------------------------------
 11.
--------------------------------------------------------------------------------------------------
 12.
--------------------------------------------------------------------------------------------------
 13.
--------------------------------------------------------------------------------------------------
 14.
--------------------------------------------------------------------------------------------------
 15.
--------------------------------------------------------------------------------------------------
 16.
--------------------------------------------------------------------------------------------------
 17.
--------------------------------------------------------------------------------------------------
 18.
--------------------------------------------------------------------------------------------------
 19.
--------------------------------------------------------------------------------------------------
 20.
--------------------------------------------------------------------------------------------------
 21.
--------------------------------------------------------------------------------------------------
 22.
--------------------------------------------------------------------------------------------------

SHAREHOLDER SIGN HERE:
                       -------------------------------------------------------

DATE SIGNED:
             -----------------------------------------------------------------

                       THIS FORM MUST BE SIGNED AND DATED.
                     SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins. 5. A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following: (a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

     OR

     (b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of "PACIFIC CORPORATE TRUST COMPANY" no later than forty eight ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

   The mailing address of Pacific Corporate Trust Company is 625 Howe Street,
              10(th) Floor, Vancouver, British Columbia, V6C 3B8,
                      and its fax number is (604) 689-8144.

        IF A SHAREHOLDER I.D. AND SHAREHOLDER CODE APPEAR ON THE FACE OF
                         THIS PROXY IN THE ADDRESS BOX

          REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT
                       1-888-Tel-Vote (1-888-835-8683) OR

             INTERNET VOTING AT http://www.stocktronics.com/webvote